THE EXPLORER
                                 INSTITUTIONAL
                                   TRUST (SM)

                               Semi-Annual Report
                                 June 30, 1998

_ ACTIVE CORE FUND
_ LIMITED DURATION FUND

TABLE OF CONTENTS

Letter to Shareholders.......................   1
Active Core Funds
     Portfolio of Investments................   3
     Statement of Assets and Liabilities.....   6
     Statement of Operations.................   7
     Statement of Changes in Net Assets......   8
     Financial Highlights....................   9
Limited Duration Fund
     Portfolio of Investments................  10
     Statement of Assets and Liabilities.....  11
     Statement of Operations.................  12
     Statement of Changes in Net Assets......  13
     Financial Highlights....................  14
Note to Financial Statements.................  15

EXPI ANR 8/98

                             LETTER TO SHAREHOLDERS


June 30, 1998

Dear Shareholder,

         We are pleased to provide you our semiannual report for the six months ended June 30, 1998. The U.S. fixed-income sector produced another solid six-month return of approximately 3.9 percent as measured by the Lehman Aggregate Bond Index. The low-inflation environment, coupled with a strong demand for U.S. dollar-based assets, drove long (30-year) interest rates to a record low of 5.57 percent before closing the period at 5.63 percent.

ECONOMIC REVIEW
         The U.S. economy continued to be characterized by solid growth with low inflation. For the first quarter of 1998, real GDP expanded at a robust 5.4 percent annual rate while the Consumer Price Index rose only 1.7 percent. Despite the strong first quarter growth and low inflation, however, signs of economic slowing appeared in the second quarter. Indeed, second quarter GDP growth now is expected to approximate only 1 percent. A major contributing factor to this softening has been the slowing of U.S. exports as the recessionary conditions in Japan and Southeast Asia have significantly reduced demand in the region. As a result, the U.S. trade deficit grew by $49.3 billion in the first four months of 1998 compared with the $37.1 billion deficit in the first four months of 1997. Partly reflecting this deterioration, corporate profits fell 2 percent in the first quarter representing the worst year-over-year period since 1992.

MARKET OVERVIEW AND OUTLOOK
         The U.S. fixed-income market benefited from the low-inflation environment, the uncertainty in Japan, Southeast Asia, and Russia, and the resulting global flight-to-safety. For the six months ended June 30, 1998, the asset-backed sector contributed the strongest relative performance followed by the U.S. government agency and mortgage-backed securities sectors. The only sector to fare worse than the treasury sector was the corporate sector as concerns about the slowdown in corporate profits caused yield premiums to rise. The Federal Reserve is likely to continue to hold short-term interest rates steady as domestic inflation remains under control and uncertainty remains regarding the extent of effect the Asian crisis will have on the U.S. economy.

ACTIVE CORE FUND -- PORTFOLIO STRATEGY AND OVERVIEW
         As of June 30, 1998, the Active Core Fund was structured with a portfolio duration of 4.61 years, which was comparable to the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, with a duration of 4.55 years.
         During the reporting period, the Fund's portfolio had overweight positions in the asset-backed and agency sectors. We reduced the portfolio's weighting in mortgage-backed securities as the lower interest rate environment triggered increased mortgage prepayments. We maintained an underweight position in the corporate sector.
         The Active Core Fund generated a total return of 3.68 percent for the six months ended June 30, 1998.

Continued on page two

LIMITED DURATION FUND -- PORTFOLIO STRATEGY AND OVERVIEW

         As of June 30, 1998, the Limited Duration Fund was structured with a portfolio duration of 1.69 years, which was comparable to the Fund's benchmark, the Lehman Brothers 1- to 3-Year Government Bond Index, with a duration of 1.66 years. This index is comprised of U.S. Treasury and U.S. government agency securities.
         During the reporting period, the Fund held 72.5 percent of its assets in U.S. Treasuries and U.S. government agencies, as high quality remained the focus. We intend to maintain a portfolio comprised of modest positions diversified among various sectors. The short end of the yield curve has remained relatively stable in the wake of the Asian financial crisis, and we expect this to continue in the absence of any Federal Reserve action.
         The Limited Duration Fund generated a total return of 2.82 percent for the six months ended June 30, 1998.

SUMMARY

         We believe 1998 will continue to be a challenging year for fixed-income investors, and we look forward to meeting the challenge. We have provided additional details about the Funds in the balance of the report. We appreciate your investment in the Explorer Trust Funds and your confidence in our institutional asset management team.


Sincerely,

/s/Edward A. Treichel
Edward A. Treichel
Director of Institutional Asset Management

                                       2

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
                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      PORTFOLIO OF INVESTMENTS (Continued)
                           June 30, 1998 (Unaudited)

 Par
Amount
(000)         Description                                                        Coupon                     Maturity   Market Value
-----------------------------------------------------------------------------------------------------------------------------------

              Asset-Backed Securities 9.1%
 $      75    American Express Credit Account Master Trust                       6.400%                     04/15/05    $    76,436
       100    Citibank Credit Card Master Trust                                  5.800                      02/07/05         99,346
       100    Equicredit Funding Trust                                           6.855                      10/15/28        102,091
       200    Ford Credit Auto Owner Trust                                       5.650                      10/15/01        200,162
       100    Green Tree Financial Corp.                                         6.330                      09/01/27        100,455
        75    Household Affinity Credit Card Master Trust                        5.600                      05/15/02         74,738
       175    Premier Auto Trust                                                 5.820                      02/06/02        174,911
       250    Toyota Auto Lease Trust                                            6.350                      04/26/04        251,863
                                                                                                                        -----------
              Total Asset-Backed Securities                                                                               1,080,002
                                                                                                                        -----------

              Corporate Bonds 16.9%
              Aerospace/Defense 1.0%
       115    McDonnell Douglas Corp.                                            6.875                      11/01/06        121,218
                                                                                                                        -----------

              Consumer Services 0.6%
        75    Hertz Corp.                                                        7.000                      07/01/04         77,380
                                                                                                                        -----------

              Finance 5.6%
       100    American Express Credit Corp.                                      6.500                      08/01/00        101,215
        50    Ameritech Capital Funding Corp.                                    6.150                      01/15/08         49,691
         70   Bankamerica Corp.                                                  6.250                      04/01/08         69,693
       125    BancOne Corp.                                                      7.000                      03/25/02        128,575
        20    Capital One Bank                                                   6.375                      02/15/03         20,018
        75    Chase Manhattan Corp.                                              7.125                      06/15/09         79,295
       100    Commercial Credit Group, Inc.                                      6.625                      11/15/06        102,279
        60    Finova Capital Corp.                                               6.150                      03/31/03         59,912
        50    Travelers Group, Inc.                                              6.875                     2/15/2098         50,540
                                                                                                                        -----------
                                                                                                                            661,218
                                                                                                                        -----------

              Raw Materials/Processing Industries 4.2%
        75    Du Pont (E.I.) de Nemours & Co.                                    6.750                      09/01/07         78,005
        60    Goodyear Tire & Rubber Co.                                         6.375                      03/15/08         59,891
       100    Nalco Chemical Co.                                                 6.250                      05/15/08        101,112
       150    Tyson Foods, Inc.                                                  7.000                      05/01/18        152,385
       100    Union Pacific Resources Group, Inc.                                7.000                      10/15/06        102,079
                                                                                                                        -----------
                                                                                                                            493,472
                                                                                                                        -----------

              Retail 0.6%
        25    Nordstrom, Inc.                                                    6.950                      03/15/28         25,993
        50    Sears Roebuck Acceptance Corp.                                     7.000                      06/15/07         52,131
                                                                                                                        -----------
                                                                                                                             78,124
                                                                                                                        -----------

              Telecommunications 2.2%
       100    AT&T Corp.                                                         7.750                      03/01/07        110,199
        50    GTE North, Inc.                                                    6.730                      02/15/28         49,970
       100    MCI Communications Corp.                                           6.500                      04/15/10         99,205
                                                                                                                        -----------
                                                                                                                            259,374
                                                                                                                        -----------

              Utilities 2.7%
        15    Florida Power & Light Co.                                          7.050                      12/01/26         15,491
        25    Florida Power Corp.                                                6.750                      02/01/28         25,739
       100    Pacific Gas & Electric Co.                                         6.250                      08/01/03        100,955
       125    Pacificorp                                                         6.375                      05/15/08        125,333
        50    Wisconsin Electric Power Co.                                       6.625                      11/15/06         51,435
                                                                                                                        -----------
                                                                                                                            318,953
                                                                                                                        -----------

              Total Corporate Bonds                                                                                       2,009,739
                                                                                                                        -----------

                                       3

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

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      PORTFOLIO OF INVESTMENTS (Continued)
                           June 30, 1998 (Unaudited)

 Par
Amount
(000)         Description                                                        Coupon                     Maturity   Market Value
-----------------------------------------------------------------------------------------------------------------------------------


              United States Government Agency Obligations 34.5%
 $     100    Federal Home Loan Bank                                             5.905%                     12/23/02    $   100,567
       665    Federal Home Loan Mortgage Corp.                                   5.630                      01/10/03        662,280
        73    Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
                   Pool #G10270                                                  8.500                      09/01/09         75,935
        84    Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
                  Pool #G10592                                                   6.500                      10/01/11         84,973
       123    Federal Home Loan Mortgage Corp. Gold Pool #G00602                 6.000                      02/01/28        119,949
       125    Federal National Mortgage Association Dwarf 15 Year
                  Pool #250649                                                   6.500                      07/01/11        126,132
       100    Federal National Mortgage Association Medium Term Note             5.280                      03/01/99         99,845
        80    Federal National Mortgage Association Medium Term Note             6.800                      04/08/02         82,963
       100    Federal National Mortgage Association Medium Term Note             6.520                      07/11/07        104,891
       100    Federal National Mortgage Association PAC                          7.000                      10/25/09        102,679
       230    Federal National Mortgage Association PAC                          6.500                      04/18/20        231,101
       134    Federal National Mortgage Association Pool #124561                 7.500                      11/01/22        137,578
       162    Federal National Mortgage Association Pool #303828                 6.500                      04/01/26        161,298
       138    Federal National Mortgage Association Pool #250569                 6.000                      05/01/26        134,741
       180    Federal National Mortgage Association Pool #429249                 7.000                      05/01/28        182,406
        86    Government National Mortgage Association Platinum 15 Year
                   Pool #780419                                                  7.500                      12/15/09         88,666
       118    Government National Mortgage Association Platinum
                   Pool #780440                                                  8.500                      11/15/17        125,855
        60    Government National Mortgage Association Pool #780157              9.500                      08/15/22         65,060
       607    Government National Mortgage Association Pools                     6.500          04/15/26 to 04/15/28        605,483
       330    Government National Mortgage Association Pools                     7.000          04/15/28 to 06/15/28        336,973
       440    Tennessee Valley Authority                                         6.375                      06/15/05        455,255
                                                                                                                        -----------
              Total United States Government Agency Obligations                                                           4,084,630
                                                                                                                        -----------



              United States Treasury Obligations 34.2%
       255    United States Treasury Bonds                                       8.125                      08/15/19        329,220
     2,325    United States Treasury Notes                                       5.875          11/15/99 to 11/30/01      2,342,771
       550    United States Treasury Notes                                       6.000                      08/15/00        560,544
       100    United States Treasury Notes                                       6.250                      02/15/03        102,902
     1,800    United States Treasury STRIPS (a)                                      *          08/15/02 to 05/15/18        713,679
                                                                                                                        -----------
              Total United States Treasury Obligations                                                                    4,049,116
                                                                                                                        -----------

Total Long Term Investments 94.7%
(Cost $11,044,682)                                                                                                       11,223,487

Short Term Investments 4.1%
(Cost $483,925)                                                                                                             483,925
                                                                                                                        -----------

Total Investments 98.8%
(Cost $11,528,607)                                                                                                       11,707,412

Other Assets in Excess of Liabilities 1.2%                                                                                  139,951
                                                                                                                        -----------

Net Assets 100.0%                                                                                                       $11,847,363
                                                                                                                        ===========

*Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments.
    These securities are used by the Fund to manage the portfolio's duration.


                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                           June 30, 1998 (Unaudited)

The following table summarizes the portfolio composition at June 30, 1998, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.

         Portfolio Composition by Credit Quality **

         U.S. Government and Government Agency Obligations         72.5%
         AAA                                                        9.6
         AA                                                         7.6
         A                                                          8.7
         BBB                                                        1.6
                                                                  100.0%
         ** As a Percentage of Long-Term Investments


                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1998 (Unaudited)

ASSETS:

  Total Investments (Cost $11,528,607)                                    $    11,707,412
  Cash                                                                                106
  Receivables:
    Interest                                                                      116,458
    Expense Reimbursement from Adviser                                              5,828
  Unamortized Organizational Costs                                                 27,107
                                                                         ----------------
      Total Assets                                                             11,856,911

LIABILITIES:

  Trustees' Deferred Compensation and Retirement Plans                              9,311
  Income and Capital Gain Distributions Payable                                       237
                                                                         ----------------
      Total Liabilities                                                             9,548
                                                                         ----------------
NET ASSETS                                                                $    11,847,363
                                                                         ================
NET ASSETS CONSIST OF:
  Capital                                                                 $    11,652,966
  Net Unrealized Appreciation                                                     178,805
  Accumulated Net Realized Gain                                                    19,197
  Accumulated Distributions in Excess of Net Investment Income                     (3,605)
                                                                         ----------------
NET ASSETS                                                                $    11,847,363
                                                                         ================

Net Asset Value Per Share (Based on net assets of $11,847,363 and 1,157,628 shares of beneficial
interest issued and outstanding)                                          $         10.23
                                                                         ================
See Notes to Financial Statements

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
  Interest                                                  $ 305,812
                                                            ---------
EXPENSES:
  Investment Advisory Fee                                      15,196
  Legal                                                        10,227
  Custody                                                       9,432
  Shareholder Services                                          8,109
  Accounting                                                    6,954
  Audit                                                         6,100
  Amortization of Organizational Costs                          4,758
  Trustees' Fees and Expenses                                   3,760
  Shareholder Reports                                           3,220
  Registration and Filing Fees                                  1,195
  Other                                                           185
                                                            ---------
      Total Expenses                                           69,136
      Less: Fees Deferred and Expenses Reimbursed
         ($15,196 and $26,409, respectively)                   41,605
                Credits Earned on Cash Balances                 7,268
                                                            ---------
      Net Expenses                                             20,263
                                                            ---------
NET INVESTMENT INCOME                                       $ 285,549
                                                            =========
REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain                                         $  19,379
                                                            ---------
  Unrealized Appreciation/Depreciation:
    Beginning of the Period                                   153,237
    End of the Period                                         178,805
                                                            ---------
  Net Unrealized Appreciation During the Period                25,568
                                                            ---------
NET REALIZED AND UNREALIZED GAIN                            $  44,947
                                                            =========
NET INCREASE IN NET ASSETS FROM OPERATIONS                  $ 330,496
                                                            =========

See Notes to Financial Statements

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Six Months Ended June 30, 1998 and the
                    Year Ended December 31, 1998 (Unaudited)


                                                           Six Months Ended            Year Ended
                                                              June 30, 1998     December 31, 1997

FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                    $       285,549       $       387,370
  Net Realized Gain                                                 19,379                97,464
  Net Unrealized Appreciation During the Period                     25,568                71,773
                                                           ----------------      ----------------
  Change in Net Assets from Operations                             330,496               556,607
                                                           ----------------      ----------------
  Distributions from Net Investment Income                        (285,549)             (387,370)
  Distributions in Excess of Net Investment Income                      (7)                  (29)
                                                           ----------------      ----------------
  Distributions from and in Excess of Net Investment Income       (285,556)             (387,399)
  Distributions from Net Realized Gain                             (25,486)              (77,231)
  Total Distributions                                             (311,042)             (464,630)
                                                           ----------------      ----------------
  NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES               19,454                91,977
                                                           ----------------      ----------------
FROM CAPITAL TRANSACTIONS:

  Proceeds from Shares Sold                                      7,015,143             1,850,000
  Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                   309,493               451,896
  Cost of Shares Repurchased                                      (435,000)           (3,095,946)
                                                           ----------------      ----------------
  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS             6,889,636              (794,050)

TOTAL INCREASE/DECREASE IN NET ASSETS                            6,909,090              (702,073)

NET ASSETS:
    Beginning of the Period                                      4,938,273             5,640,346
                                                           ----------------      ----------------
    End of the Period (Including accumulated
    distributions in excess of net
    investment income of $3,605 and $3,598, respectively)  $    11,847,363       $     4,938,273
                                                           ================      ===============

See Notes to Financial Statements

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND


                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                               April 23, 1996
                                                              Six Months               Year    (Commencement
                                                                   Ended              Ended    of Investment
                                                                June 30,       December 31,    Operations) to
                                                                     1998              1997    December 31, 1996
----------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period               $        10.171    $        10.085     $     10.000
                                                         ---------------    ---------------     ------------
  Net Investment Income                                            0.292              0.626            0.409
  Net Realized and Unrealized Gain                                 0.080              0.249            0.095
                                                         ---------------    ---------------     ------------
  Total from Investment Operations                                 0.372              0.875            0.504
                                                         ---------------    ---------------     ------------
  Less:
     Distributions from and in Excess of Net Investment Inc        0.287              0.626            0.409
     Distributions from Net Realized Gain                          0.022              0.163            0.010
                                                         ---------------    ---------------     ------------
  Total Distributions                                              0.309              0.789            0.419
                                                         ---------------    ---------------     ------------
  Net Asset Value, End of the Period                     $        10.234    $        10.171     $     10.085
                                                         ===============    ===============     ============

  Total Return *                                                    3.68%**            8.93%            5.20%**

  Net Assets at End of the Period (In millions)                    $11.8               $4.9             $5.6

  Ratio of Expenses to Average Net Assets* (a)                      0.54%              0.60%            0.40%

  Ratio of Net Investment Income to Average Net Assets*             5.64%              6.19%            5.98%

  Portfolio Turnover                                                  64%**             109%              84%**

  *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (a)                       1.36%              2.01%            1.81%

  Ratio of Net Investment Income to Average Net Assets              4.82%              4.78%            4.57%

  ** Non-Annualized

(a)The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .14% and .20% for the periods ended June 30, 1998, and December 31, 1997, respectively.

See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                            PORTFOLIO OF INVESTMENTS
                            June 30,1998 (Unaudited)

      Par
    Amount
     (000)   Description                                                   Coupon                     Maturity         Market Value
 ----------------------------------------------------------------------------------------------------------------------------------
             Asset-Backed Securities  5.1%
      $30    American Express Credit Account Master Trust                   6.400%                    04/15/05         $     30,574
       10    Equicredit Funding Trust                                       6.855                     10/15/28               10,209
       10    Ford Credit Auto Owner Trust                                   5.650                     10/15/01               10,008
       30    Household Affinity Credit Card Master Trust                    5.600                     05/15/02               29,895
       30    MBNA Credit Card Master Trust                                  6.600                     11/15/04               30,707
       20    Toyota Auto Lease Trust                                        6.350                     04/26/04               20,149
                                                                                                                        -----------
             Total Asset-Backed Securities                                                                                  131,542
                                                                                                                        -----------

             Corporate Bonds 20.7%
             Finance 12.7%
      150    American Express Credit Corp.                                  6.500                     08/01/00              151,823
      175    Ford Motor Credit Co.                                          5.750                     01/25/01              173,778
                                                                                                                        -----------
                                                                                                                            325,601
                                                                                                                        -----------

             Raw Materials/Processing Industries 6.0%
      150    Du Pont (E.I.) de Nemours & Co.                                6.750                     10/15/02              154,079
                                                                                                                        -----------

             Utilities 2.0%
       50    Pacific Gas & Electric Co.                                     6.250                     08/01/03               50,478
                                                                                                                        -----------

             Total Corporate Bonds                                                                                          530,158
                                                                                                                        -----------

             United States Government Agency Obligations 5.1%
      100    Federal National Mortgage Association Medium Term Note         5.280                     03/01/99               99,845
       30    Federal National Mortgage Association Medium Term Note         6.800                     04/08/02               31,111
                                                                                                                        -----------
             Total United States Government Agency Obligations                                                              130,956
                                                                                                                        -----------


             United States Treasury Obligations 40.9%
      610    United States Treasury Notes                                   5.875         11/15/99 to 11/30/01              614,230
      100    United States Treasury Notes                                   6.250                     02/15/03              102,902
      325    United States Treasury Notes                                   6.750                     04/30/00              331,968
                                                                                                                        -----------
             Total United States Treasury Obligations                                                                     1,049,100
                                                                                                                        -----------

Total Long-Term Investments  71.8%
(Cost $1,823,962)                                                                                                         1,841,756
                                                                                                                        -----------

Short-Term Investments 26.5%
Federal Home Loan Mortgage Corp. Discount Note ($681,000 par, yielding 5.552%, 07/01/98 maturity)
(Cost $680,895)                                                                                                             680,895
                                                                                                                        -----------
Total Investments 98.3%
(Cost $2,504,857)                                                                                                         2,522,651

Other Assets in Excess of Liabilities   1.7%                                                                                 42,983
                                                                                                                        -----------

Net Assets    100.0%                                                                                                    $ 2,565,634
                                                                                                                        ===========

The following table summarizes the portfolio composition at June 30, 1998, based on the higher of the quality ratings issued by Standard & Poor's or Moody's.

        Portfolio Composition by Credit Quality **

        U.S. Government and Government Agency Obligations      64.1%
        AAA                                                     7.1
        AA                                                     19.4
        A                                                       9.4
                                                              ------
                                                              100.0%
                                                              ======
        ** As a percentage of Long-Term Investments



                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1998 (Unaudited)

ASSETS:

  Total Investments (Cost $2,504,857)                      $   2,522,651
  Cash                                                               645
  Receivables:
    Interest                                                      23,615
    Expense Reimbursement from Adviser                               584
  Unamortized Organizational Expenses                             27,676
                                                           -------------
      Total Assets                                             2,575,171
                                                           -------------
LIABILITIES:

  Trustees' Deferred Compensation and Retirement Plans             9,311
  Income Distributions Payable                                       226
                                                           -------------
      Total Liabilities                                            9,537
                                                           -------------
NET ASSETS                                                 $   2,565,634
                                                           =============
NET ASSETS CONSIST OF:

  Capital                                                  $   2,461,612
  Accumulated Net Realized Gain                                   87,769
  Net Unrealized Appreciation                                     17,794
  Accumulated Distributions in Excess of Net
     Investment Income                                            (1,541)
                                                           -------------
NET ASSETS                                                 $   2,565,634
                                                           =============

Net Asset Value Per Share (Based on net assets of
$2,565,634 and 255,481 shares of
beneficial interest issued and outstanding)                $       10.04
                                                           =============
See Notes to Financial Statements



                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                            STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
  Interest                                                 $     119,373
                                                           -------------

EXPENSES:
  Legal                                                           10,221
  Audit                                                            9,000
  Custody                                                          8,099
  Shareholder Services                                             8,095
  Investment Advisory Fee                                          6,014
  Amortization of Organizational Costs                             4,858
  Accounting                                                       4,748
  Trustees' Fees and Expenses                                      3,761
  Shareholder Reports                                              3,219
  Registration and Filing Fees                                     1,195
  Other                                                              242
                                                           -------------
    Total Expenses                                                59,452
    Less Fees Deferred and Expenses Reimbursed
       ($6,014 and $38,248, respectively)                         44,262
        Credits Earned on Cash Balances                            7,170
                                                           -------------
    Net Expenses                                                   8,020
                                                           -------------
NET INVESTMENT INCOME                                      $     111,353
                                                           =============
REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain                                        $      87,769
                                                           -------------
  Unrealized Appreciation/Depreciation:
    Beginning of the Period                                       79,004
    End of the Period                                             17,794
                                                           -------------
  Net Unrealized Depreciation During the Period                  (61,210)
                                                           -------------
NET REALIZED AND UNREALIZED GAIN                           $      26,559
                                                           =============
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $     137,912
                                                           =============


See Notes to Financial Highlights



                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Six Months Ended June 30, 1998 and the
                    Year Ended December 31, 1997 (Unaudited)

                                                         Six Months End     Year Ended
                                                         June 30, 1998   December 31, 1997
                                                       --------------    --------------

FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                $      111,353    $      471,577
  Net Realized Gain                                            87,769            25,119
  Net Unrealized Appreciation/Depreciation
     During the Period                                        (61,210)              872
                                                       --------------    --------------
  Change in Net Assets from Operations                        137,912           497,568
                                                       --------------    --------------

  Distributions from Net Investment Income                   (111,353)         (471,639)
  DIstributions from Net Realized Gain                              0           (14,667)
                                                       --------------    --------------
  Total Distributions                                        (111,353)         (486,306)
                                                       --------------    --------------

  NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          26,559            11,262
                                                       --------------    --------------
FROM CAPITAL TRANSACTIONS:

  Proceeds from Shares Sold                                   300,033           705,000
  Net Asset Value of Shares Issued Through
     Dividend Reinvestment                                     94,883           483,346
  Cost of Shares Repurchased                               (6,087,927)       (2,720,306)
                                                       --------------    --------------
  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       (5,693,011)       (1,531,960)
                                                       --------------    --------------
TOTAL DECREASE IN NET ASSETS                               (5,666,452)       (1,520,698)

NET ASSETS:
    Beginning of the Period                                 8,232,086         9,752,784
                                                       --------------    --------------
    End of the Period (Including accumulated
    distributions in excess of
    net investment income of $1,541 and
    $1,541 respectively)                               $    2,565,634    $    8,232,086
                                                       ==============    ==============

See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND


                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. (Unaudited)

                                                                          April 23, 1996
                                              Six Months        Year       (Commencement
                                                   Ended        Ended      of Investment
                                                June 30,  December 31,    Operations) to
                                                    1998         1997   December 31, 1996
---------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period     $    10.037  $    10.019     $      10.000
                                             -----------  -----------     -------------
Net Investment Income                              0.276        0.574             0.386
Net Realized and Unrealized Gain                   0.009        0.036             0.019
                                             -----------  -----------     -------------

Total from Investment Operations                   0.285        0.610             0.405
                                             -----------  -----------     -------------

Less:
   Distributions from Net Investment Income        0.280        0.574             0.386
   Distributions from Net Realized Gain              -0-        0.018               -0-
                                             -----------  -----------     -------------
Total Distributions                                0.280        0.592             0.386
                                             -----------  -----------     -------------

Net Asset Value, End of the Period           $    10.042  $    10.037     $      10.019
                                             ===========  ===========     =============


Total Return *                                      2.82%**      6.29%             4.14%**

Net Assets at End of the Period (In millions)       $2.6         $8.2              $9.8

Ratio of Expenses to Average Net Assets* (a)        0.76%        0.56%             0.40%

Ratio of Net Investment Income to
   Average Net Assets*                               5.55%        5.74%             5.68%

Portfolio Turnover                                    54%**        41%               16%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)         2.97%        1.86%             1.40%

Ratio of Net Investment Income to
   Average Net Assets                               3.35%        4.59%             4.68%

** Non-Annualized

(a)The ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .36% and .16%, for the periods ended June 30, 1998, and December 31, 1997, respectively.

See Notes to Financial Statements


                        THE EXPLORER INSTITUTIONAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1998 (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES
The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.
      Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short-and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.
     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME - Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.

D. ORGANIZATIONAL COSTS - The Funds will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Funds' organization in the amount of $47,718 for Active Core Fund and $48,676 for Limited Duration Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen Management Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by Van Kampen are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.
      The following table presents the identified cost of investments at June 30, 1998 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation.

                                  ACTIVE CORE            LIMITED
                                      FUND            DURATION FUND
Cost of long-term and
  short-term investments            $11,528,607            $2,504,857
                                 ===============    ==================
Aggregate gross
  unrealized appreciation               188,477                18,031
Aggregate gross
  unrealized depreciation                 9,672                   237
                                 ---------------    ------------------
Net unrealized
  appreciation                         $178,805               $17,794
                                 ===============    ==================

F. DISTRIBUTION OF INCOME AND GAINS - Each Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
      Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

G. EXPENSE REDUCTIONS - During the six months ended June 30, 1998, the custody fees for Active Core Fund and Limited Duration Fund were reduced by $7,268 and $7,170,

                        THE EXPLORER INSTITUTIONAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)


respectively, as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of each of the Fund's Investment Advisory Agreements, the Adviser will provide investment advice and facilities to the Funds for an annual fee payable monthly as follows:

               AVERAGE NET ASSETS            % PER ANNUM
---------------------------------- ----------------------
First $1 billion                              .300 of 1%
Over $1 billion                               .250 of 1%

       Van Kampen has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to Van Kampen without causing that funds' expense ratio to exceed 0.40%, that fund may be required to reimburse Van Kampen for fees waived and/or expenses assumed within the previous four years. Therefore, these cumulative expense subsidies totaling $178,930 and $195,796 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.
      For the six months ended June 30, 1998, Active Core Fund and Limited Duration Fund recognized expenses of approximately $100 and $200, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Funds is an affiliated person. All of this expense has been assumed by Van Kampen.
           For the six months ended June 30, 1998, Active Core Fund and Limited Duration Fund recognized expenses of approximately $7,000 and $4,700, respectively, representing Van Kampen's cost of providing accounting services to the Funds. All of this expense has been assumed by Van Kampen.
       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the six months ended June 30, 1998, Active Core Fund and Limited Duration Fund recognized expenses of approximately $7,500 each. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this expense has been assumed by Van Kampen.
       Certain officers and trustees of the Funds are also officers and directors of Van Kampen. The Funds do not compensate their officers or trustees who are officers of Van Kampen.
        The Funds provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Funds. The maximum annual benefit per trustee under the plan is $2,500.
         At June 30, 1998, VKAC owned 5,000 shares of each of the Funds.

3.  CAPITAL TRANSACTIONS
There are an unlimited number of shares of beneficial interest of each Fund without par value authorized. For the six months ended June 30, 1998, transactions in common shares were as follows:

                                    ACTIVE           LIMITED
                                     CORE         DURATION FUND
                                     FUND
                                ---------------- -----------------
Beginning Shares                        485,509           820,195
Shares Sold                             684,404            29,810
Shares Issued
through                                  30,365             9,437
  Dividend Reinvestment
Shares Repurchased                     (42,650)         (603,961)
                                ================ =================
Ending Shares                         1,157,628           255,481
                                ================ =================
Capital at 06/30/98                 $11,652,966        $2,461,612
                                ================ =================

For the period ended December 31, 1997, transactions in common shares were as follows:

                                    ACTIVE           LIMITED
                                   CORE FUND      DURATION FUND
                                 --------------  -----------------
Beginning Shares                       559,271            973,451
Shares Sold                            183,711             70,461
Shares Issued
through                                 44,685             48,307
  Dividend Reinvestment
Shares Repurchased                   (302,158)          (272,024)
                                 --------------  -----------------
Ending Shares                          485,509            820,195
                                 ==============  =================
Capital at 12/31/97                 $4,763,330         $8,154,623
                                 ==============  =================


4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were $12,400,319 and $6,034,560 for Active Core Fund and $1,637,466 and $6,484,942 for Limited Duration Fund.

5. MORTGAGE BACKED SECURITIES
A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

                        THE EXPLORER INSTITUTIONAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1998 (UNAUDITED)


         A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

                        THE EXPLORER INSTITUTIONAL TRUST

BOARD OF TRUSTEES                    INVESTMENT ADVISER
DAVID C. ARCH
ROD DAMMEYER                         VAN KAMPEN MANAGEMENT INC.
HOWARD J KERR                        One Parkview Plaza
DENNIS J. MCDONNELL* - Chairman      Oakbrook Terrace, Illinois 60181
THEODORE A. MEYERS
STEVEN MULLER                        DISTRIBUTOR
DON G. POWELL*
HUGO F. SONNENSCHEIN                 VAN KAMPEN FUNDS INC.
WAYNE W. WHALEN*                     One Parkview Plaza
                                     Oakbrook Terrace, Illinois 60181
OFFICERS
                                     SHAREHOLDER SERVICING AGENT
DENNIS J. MCDONNELL*
    President                        VAN KAMPEN INVESTOR SERVICES INC.
                                     P.O. Box 418256
RONALD A. NYBERG*                    Kansas City, Missouri 64141-9256
    Vice President and Secretary

EDWARD C. WOOD, III*                 CUSTODIAN
    Vice President and Chief
    Financial Officer                STATE STREET BANK AND TRUST COMPANY
                                     225 Franklin Street
CURTIS W. MORELL*                    P.O. Box 1713
    Vice President and Chief         Boston, Massachusetts 02105
    Accounting Officer

JOHN L. SULLIVAN*                    LEGAL COUNSEL
    Treasurer
                                     SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                     (ILLINOIS)
TANYA M. LODEN*                      333 West Wacker Drive
    Controller                       Chicago, Illinois 60606

PETER W. HEGEL*                      INDEPENDENT ACCOUNTANTS
MICHAEL P. KAMRADT*
JOHN M. MCCAREINS*                   KPMG PEAT MARWICK LLP
EDWARD A. TREICHEL*                  Peat Marwick Plaza
     Vice Presidents                 303 East Wacker Drive
                                     Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment
  Company Act of 1940.

Van Kampen Funds Inc., 1998
All Rights Reserved.
SM denotes a service mark of Van Kampen Funds Inc.